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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                                PerkinElmer, Inc.
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               (Exact name of registrant as specified in charter)

      Massachusetts                   001-5075                   04-2052042
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 (State or other juris-              (Commission                (IRS Employer
diction of incorporation            File Number)             Identification No.)


45 William Street, Wellesley, Massachusetts                            02481
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 (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (781) 237-5100

                                 Not applicable
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          (Former name or former address, if changed since last report)
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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 22, 2004, PerkinElmer, Inc. announced its financial results for the quarter ended March 28, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2004              PerkinElmer, Inc.

                                    By:  /s/ Robert F. Friel
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                                         Robert F. Friel, Senior Vice President
                                         and Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.        Description

99.1               Press release dated April 22, 2004